SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  February 15, 2008 (February 8, 2008)

VIRTUALSCOPICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52018	04-3007151
(Commission File Number)	(IRS Employer Identification No.)

500 Linden Oaks, Rochester, New York	14625
(Address of Principal Executive Offices)	(Zip Code)

(585) 249-6231

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 3	Securities and Trading Markets

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 8, 2008, VirtualScopics, Inc., ("VirtualScopics") received notice from The Nasdaq Stock Market, Inc. ("Nasdaq") that the minimum bid price of its common stock had fallen below $1.00 for the last 30 consecutive business days and that its common stock is, therefore, subject to delisting from the Nasdaq Capital Market. Nasdaq Marketplace Rule 4310(c)(4) requires a $1.00 minimum bid price for continued listing of an issuer's common stock.

In accordance with Nasdaq Marketplace Rule 4310(c)(8)(D), VirtualScopics has until August 6, 2008 (180 calendar days from February 8, 2008) to regain compliance. No assurance can be given that VirtualScopics will regain compliance during that period.

VirtualScopics can regain compliance with the minimum bid price rule if the bid price of its common stock closes at $1.00 or higher for a minimum of 10 consecutive business days during the 180-day period, although The Nasdaq Stock Market may, in its discretion, require VirtualScopics to maintain a bid price of at least $1.00 per share for a period in excess of ten consecutive business days before determining that it has demonstrated the ability to maintain long-term compliance.

Additionally, if compliance with this Rule cannot be demonstrated by August 6, 2008, Nasdaq will determine whether VirtualScopics meets the Nasdaq Capital Market initial listing criteria as set forth in Marketplace Rule 4310(c), except for the bid price requirement. If VirtualScopics meets the initial listing criteria, Nasdaq will notify VirtualScopics that it has been granted an additional 180 calendar day compliance period.

If VirtualScopics is not eligible for an additional compliance period, Nasdaq will notify VirtualScopics that its common stock will be delisted. At that time, VirtualScopics may appeal this determination to delist its securities to a Listing Qualification Panel.

The full text of VirtualScopics’ press release concerning its receipt of a notice of deficiency from the Nasdaq Stock Market is furnished with this report as Exhibit 99.1 and is incorporated by reference herein.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits

(d) Exhibits
99.1 Press Release dated February 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALSCOPICS, INC.

Date: February 15, 2008	By:	/s/ Molly Henderson
	Name:	Molly Henderson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 8, 2008